[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.4(b)

AMENDMENT NO. 1 TO MASTER SERVICES AGREEMENT

This Amendment No. 1 to Master Services Agreement (this “Amendment”) is effective as of July 22nd, 2021 (the “Amendment Effective Date”) and is entered into between Company and Supplier identified below.

Name:	Evernorth Health, Inc.	Name:	Omada Health Inc.
	(“Company”, f/k/a Express Scripts Health and Welfare Plan “the Group Health Plan” and Express Scripts Holding Company” (f/k/a ESHC)		(“Supplier”)

Address:	Two Liberty Place 1601 Chestnut Street Philadelphia, PA. 19192	Address:	500 Sansome Street, Suite 200 San Francisco, CA. 94596

WHEREAS, Company and Supplier entered into the Agreement No. [***], dated January 1, 2020, the “Agreement”);

WHEREAS, Company and Supplier wish to amend the Agreement to reflect certain changes to the obligations under the Agreement relating to Exhibit 9, CMS Flow Down Requirements;

NOW THEREFORE, in consideration of the foregoing premises and the agreements set forth below, and intending to be legally bound, the parties hereby agree as follows:

1. Interpretation. Capitalized terms used in this Amendment but not defined herein shall have the respective meanings set forth in the Agreement.

2. Amendments.

(2.1) Exhibit 9 “CMS Flow-Down Requirements” attached herein is hereby added to this Agreement.

3. Incorporation and Ratification of Agreement. Except as set forth below and in Section 2 above, the Agreement shall remain unchanged.

This Amendment is governed by the terms and conditions of the Agreement, which is hereby incorporated by reference and affirmed by the parties and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date by their respective duly authorized representatives.

EVERNORTH HEALTH, INC.	OMADA HEALTH INC.
Signature: /s/ Dawn Salan	Signature: /s/ Sean Duffy
Print Name: Dawn Salan	Print Name: Sean Duffy
Title: Third Party Management, Managing Director	Title: CEO
Date: 7/23/2021 | 10:14 AM PDT	Date: 7/22/2021 | 14:14 PM PDT

Amendment

CIGNA PROPRIETARY AND CONFIDENTIAL

Form Updated 9-2016

EXHIBIT 9 TO MASTER SERVICES AGREEMENT

CIGNA CMS FLOW-DOWN REQUIREMENTS

[***]

Amendment Attachments

CIGNA PROPRIETARY AND CONFIDENTIAL

Form Updated 9-2016